EXHIBIT 10.6.1

AGREEMENT TO IMPROVE LEASED PREMISES

FIRST AMENDMENT TO LEASE DATED DECEMBER 18, 2000

THIS AGREEMENT TO IMPROVE LEASED PREMISES (the “Agreement”) is made as of May 28, 2002 by and between ALLEN ROAD PROPERTIES LIMITED LIABILITY COMPANY, (“Landlord”), an Ohio limited liability company, and ATRICURE, INC., (“Tenant”), an Ohio corporation, under the following circumstances:

A. By Lease dated as of December 18, 2000, (“the Lease”), Landlord leased to Tenant approximately 7,311 square feet of space (3,500 square feet offices and 3811 square feet of warehouse) in Building Five of Schumacher Commerce Park, located at 6033 Schumacher Park Drive, West Chester, Ohio 45069 (the “Leased Premises”);

B. Tenant now desires Landlord to improve the Leased Premises by building out approximately 2,150 additional square feet of office space within the Leased Premises, as provided herein;

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Section 4 (“Location and Leased Premises”) is revised to indicate that the Leased Premises shall now include 5,650 square feet of office and 1,661 square feet of warehouse space (7,311 square feet total) located at 6033 Schumacher Park Drive, West Chester, Ohio 45069, as identified on the space plan labeled Exhibit “A” attached to and made a part of this Lease Amendment. Landlord shall commence build out of the additional 2,150 square feet of office area within the Leased Premises, as shown on Exhibit “A”, upon execution of this Lease Amendment and shall diligently pursue said construction to completion.

2.	The first paragraph of Section 8 of the Lease is revised to read as follows:

“8. BASE RENT AND LATE PAYMENT CHARGES: Tenant shall pay Landlord the following rentals:

Lease Year	Monthly Base Rent	Annual Base Rent
03/01/01 - 02/28/02	$3,738.42		$44,861.04
03/01/02 - 05/31/02	$3,738.42	$
06/01/02 - 02/28/03	$5,663.96	$
03/01/03 - 02/28/04	$5,663.96		$67,967.52
03/01/04 - 02/28/05	$5,663.96		$67,967.52
03/01/05 - 02/28/06	$5,663.96		$67,967.52

3.	Section 12 of the Lease (“Security Deposit”) is amended to indicate the security deposit is hereby increased from the amount of Three Thousand Seven Hundred Thirty-eight and 42/100 Dollars ($3,738.42) to the amount of Five Thousand Six Hundred Sixty-three and 96/100 Dollars ($5,663.96).

4.	Landlord and Tenant each represent and warrant to the other that no commission shall be due any party in connection with the making and execution of this First Amendment to Lease.

5.	Except as amended herein, all terms and provisions of the Lease dated December 18, 2000 shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease as of the date first written above.

WITNESSES:	LANDLORD:
ALLEN ROAD PROPERTIES LIMITED
LIABILITY COMPANY

/s/ Kimberly K. Meece
	By:	/s/ Mark Schumacher
/s/ Christina R. Johnson		Mark Schumacher, Authorized Member

TENANT:
ATRICURE, INC.
/s/ [ILLEGIBLE]
	By:	/s/ Michael Hooven
/s/ Laura C. Ball		Michael Hooven, President

STATE OF OHIO	)
) SS:
COUNTY OF BUTLER	)

BE IT REMEMBERED, that on the 28th day of May, 2002, personally appeared before me, Mark Schumacher, Authorized Member of ALLEN ROAD PROPERTIES LIMITED LIABILITY COMPANY and acknowledged to me that he executed the foregoing instrument on behalf of ALLEN ROAD PROPERTIES LIMITED LIABILITY COMPANY that he was duly authorized therefor, and that the same was his free act and deed and that of the company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal, the day and year last above written.

/s/ Christina R. Johnson
Notary Public

Christina R. Johnson
Notary Public State of Ohio
My Commission Expires Oct. 29, 2002

STATE OF OHIO	)
) SS:
COUNTY OF BUTLER	)

BE IT REMEMBERED, that on the 28th day of May, 2002, personally appeared before me Michael Hooven, President of ATRICURE, INC., and acknowledged to me that he executed the foregoing instrument on behalf of ATRICURE, INC., and that he was duly authorized therefor, and that the same was his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal, the day and year last above written.

/s/ Christina R. Johnson
Notary Public

Christina R. Johnson
Notary Public State of Ohio
My Commission Expires Oct. 29, 2002